CLYDE BAILEY P.C.

_________________________________________________________________

CERTIFIED PUBLIC ACCOUNTANT

10924 VANCE JACKSON #404

SAN ANTONIO, TEXAS 78230

(210) 699-1287(OFC.)

(888) 699-1287  (210) 691-2911 (FAX)

MEMBER:

AMERICAN INSTITUTE OF CPA'S

TEXAS SOCIETY OF CPA'S

May 4, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Dear Sirs/Madam:

I have read the statements made by Intrepid Inc., which I understand will be filed with the Commission, pursuant to Item 4 of Form 8-K as part of the Company's Form 8-K/A, dated May 4, 2005. I agree with all Item 304 disclosures concerning my firm in such Form 8-K/A.

Sincerely,

/s/ Clyde Bailey

 Clyde Bailey P.C.